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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              ____________________



                                    FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported)      June 27, 1996
                                                  ---------------------



                                TELEDYNE, INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                     1-5212                    95-2282626
- ---------------------------       -------------         ---------------------
(State or other jurisdiction    (Commission File No.)   (I.R.S. Employer
 of incorporation)                                       Identification No.)


                            2049 Century Park East
                      Los Angeles, California  90067-6046
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:       (310) 277-3311
                                                       ---------------------
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Item 5.   Other Events.
          ------------

     On June 27, 1996, Teledyne, Inc. (the "Company") and Allegheny Ludlum Corporation issued a joint press release, a copy of which is attached hereto as

Exhibit 99.1 and is incorporated herein by reference.
- ------------

     On June 28, 1996, the Company issued a press release. a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
                   ------------

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (a)  Not applicable.

     (b)  Not applicable.

     (c) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

     99.1 Press Release dated June 27, 1996

     99.2 Press Release dated June 28, 1996

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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELEDYNE, INC.



                              By:   /s/ Douglas J. Grant
                                    ---------------------------
                                    Douglas J. Grant
                                    Treasurer



Date:  July 2, 1996

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                                 EXHIBIT INDEX
                                 -------------


Exhibit      Description                                              Page
- -------      -----------                                              ----

 99.1        Press Release dated June 27, 1996
 99.2        Press Release dated June 28, 1996

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